Exhibit 99.1

UDR LA Property Tour November 18, 2008 Opening doors to the futureSM

UDR Agenda Noon: Lunch at The Warehouse Restaurant Thomas W. Toomey, President and CEO - Opening Remarks Mary Ann King, President, Moran & Co. - California Overview Jerry A. Davis, SVP, Property Operations - UDR Holdings Overview Tracy Saffos, VP and Area Director, Southern California - Tour Overview 2:00 p.m.: Tour Jefferson at Marina del Rey 2:40 p.m.: Tour Tierra del Rey Tracy Saffos, VP and Area Director, Southern California Susan Gonnell, District Manager Eryn Janiel, Community Director, Tierra del Rey

UDR Attendees Corporate: Thomas W. Toomey, President and CEO Warren L. Troupe, Senior EVP and General Counsel W. Mark Wallis, Senior EVP, Acquisitions, Dispositions, Asset Quality and Development David L. Messenger, CFO Matthew T. Akin, SVP, Acquisitions and Dispositions Jerry A. Davis, SVP, Property Operations Larry Thede, VP, Investor Relations Rebecca Winning, Director, Investor Relations and Corporate Communications Field: Tracy Saffos, Area Director, Southern CA Susan Gonnell, District Manager Eryn Janiel, Community Director, Tierra del Rey Guest Speaker: Mary Ann King, President, Moran & Company

UDR Portfolio - Percent NOI by State (YTD)

UDR - California Portfolio

Today's Tour - LA County LA is UDR's seventh-largest market and is expected to contribute five percent of the Company's pro forma total net operating income in 2008. UDR is expanding its presence in this market with one recent acquisition and one new development: Tierra del Rey, Marina del Rey, CA - 170-home community acquired in the fourth quarter of 2007 for $76 million. Built in 1999, this community was recently painted, has had various community amenities upgraded and is undergoing a kitchen and bath renovation. Jefferson at Marina del Rey - a consolidated joint-venture community with 298 homes developed at an average cost of $463,000 per home. This project was completed in the third quarter, 2008 and is currently in lease-up. In addition, the Company has identified two future development opportunities. These projects will move into active development as financing opportunities and market conditions improve: Grandview, Glendale, CA - 218 homes at an estimated cost of $307,000 per home 3033 Wilshire in LA - 190 homes at an estimated cost of $531,000 per home The local economy has recently softened, however key local industries including leisure and hospitality, other services, and education and health Services, the entertainment sector and the ports of Los Angeles and Long Beach remain promising. The region enjoys a highly educated work force and an attractive year round climate affording a variety of recreational activities. Tour sites today include Jefferson at Marina del Rey and Tierra del Rey

LA - Market Overview Source: Company Reports *Includes non-mature and other operating properties

Insert Map

LA - UDR Overview ^ Data shows occupancy as of Sept. 30. Jefferson at Marina del Rey is currently 50 percent leased. ^^ Grandview is a commercial property in Glendale CA, currently leased to a community college. It has a net carrying value of $10M, delivering annualized NOI of $.6M. Wilshire is entitled land -- purchased from a developer who intended to build condos -- with an estimated net carrying value of $11M. These properties will move into active development as financing opportunities and market conditions improve.

Tour Sites: Jefferson at Marina del Rey Tour Sites: Jefferson at Marina del Rey Jefferson at Marina del Rey Completed 3Q 2008 298 homes Leased: 50% Avg. Mo. Inc./Home: $2,661

Jefferson at Marina del Rey

Summary

Located in the upscale Marina del Rey neighborhood near Venice Beach, Santa Monica Beach and 3rd Street Promenade, and close to I-10, I-405, I-90 and LAX, Jefferson at Marina del Rey is now open for immediate occupancy. Still in lease-up, this property offers easy access to the beach, the harbor, restaurants, shopping, cafes and multiple entertainment venues. Marina del Rey, the name itself offers enchantment and a desirable sophistication.

Community Amenities

- Clubhouse
- Fitness Center
- High Speed Internet
- Whirlpool (s)
- Free Weights
- Elevator
- On-Site Laundry
- Pool
- On-Site Management
- Residents Lounge
- Swimming Pools
- Parking
- Business Center
- Package Receiving



This 1766-square-foot, three bedroom, 2 bathroom, loft/study home features granite countertops, full size washer/dryer, fireplace, large patio with French doors and more, and rents for $4,095 a month.

Apartment Amenities

- Granite Countertops
- Full Size Washer and Dryer
- Double Stainless Steel Sinks
- Whirlpool Tubs, or
- Oversized Oval Garden Tubs
- Large Patios with French Doors
- Fireplaces
- Island Kitchens
- Built-in Bookshelves
- Ceiling Fans

UDR Opening doors to the future

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Tour Sites: Tierra del Rey Tierra del Rey Acquired 4Q 2007 170 homes Built 1999 Kitchen and Bath Program Occupancy: 95.4% Avg. Mo. Inc./Home: $2,499

Tierra del Rey

Summary

Close to Los Angeles, and mere minutes from Interstates 10, 405, and 105, Tierra del Rey boasts a life of convenience. Apartments are available in spacious 1, 2, and 3 bedroom styles and offer both full size washer/dryers in every home and walk-in closets with up to 15 feet of hanging space. Community amenities include a 24-hour fitness center and heated spa. Neighborhood amenities in Marina del Rey include easy access to the marina as well as the boutiques, restaurants, and theaters of Marina Plaza.

Community Director: Eryn W. Janiel

Community Amenities

- Business Center
- Clubhouse
- Covered Parking
- Elevator
- Fitness Center
- High Speed Internet
- On-Site Maintenance
- On-Site Management
- On-Site Storage
- Package Receiving
- Swimming Pools
- Whirlpool Spa
- Views

Apartment Amenities

- 9 ft. Ceilings
- Additional Storage
- Air Conditioner
- Built-in-Bookshelves
- Cable or Satellite Available
- Climate Control
- Dishwasher
- Stainless Appliances (opt.)
- Garden Tubs
- Disposal
- Large Closets
- Microwave
- Pantry
- Private Balcony and Patio
- Full Size Washer and Dryer


Kitchen
Pantry
Bedroom
Bedroom
Closet
Closet
Dining Room/Living Room
Patio/
Balcony
Bath
Closet
Storage
Linen
Closet
Bedroom
Bath
Closet

This 1586-square-foot, three bedroom home features a tiled entry, Pergo kitchen floors, lush designer carpeting, recessed lighting, and ceramic-tiled showers, and rents for nearly $3,800 a month.

Opening doors to the future

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Future Development Opportunity Grandview Location: Glendale, CA Commercial property currently leased to a community college Net carrying value: $10M Annualized NOI: $653,000 Slated for future development Est. Homes: 218 Est. Investment: $67M

Future Development Opportunity 3033 Wilshire Location: Downtown LA Entitled land, purchased from a condo developer Net carrying value: $11M Slated for future development Est. Homes: 190 Est. Investment: $101M Rendering

For Your Notes: _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________

Orange County - Market Overview Source: Company Reports *Includes non-mature and other operating properties

Orange County: The Kennedy Arbor Terrace The Hawthorne The Kennedy The Kennedy The Kennedy

Villa Venetia Coronado North Pine Brook Village II, Acquired 2Q 2008 ^Properties will move into active development as financing opportunities and market conditions improve.

For Your Notes: _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________

Inland Empire - Market Overview

Inland Empire

Verano at Town Square Windemere

For Your Notes: _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________

San Diego County - Market Overview

San Diego County

Milazzo Rancho Vallecitos ^ These properties will move into active development as financing opportunities and market conditions improve.

For Your Notes: _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________

San Francisco - Market Overview

San Francisco San Francisco

Edgewater - Acquired 1Q 2008 Almaden Lake Village - Acquired 3Q 2008 Highlands of Marin ^Bay Terrace currently has a net carrying value of $21M and delivers annualized NOI of $1.8M. This property will move into active development as financing opportunities and market conditions improve.

For Your Notes: _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________

Monterey/Salinas - Market Overview

Monterey/Salinas

The Pointe at Northridge Laurel Tree The Pointe at Harden Ranch

For Your Notes: _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________ _____________________________________________________________________

Sacramento - Market Overview

Sacramento Sacramento

Foothills Tennis Village Woodlake Village

We have a clear vision and the right growth strategies to deliver superior value creation Statements contained in this handout, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the Company's use of words such as, "expects," "plans," "estimates," "projects," "intends," "believes," and similar expressions that do not relate to historical matters. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition and competitive pricing, acquisitions or new developments not achieving anticipated results, delays in completing developments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multi-family housing, expectations concerning development and redevelopment activities, expectations on occupancy levels, expectations concerning the Vitruvian Park project, including expectations that the Company will be able to secure one of more institutional investor-partners, expectations that automation will help grow net operating income, expectations on post-renovated stabilized annual operating income, expectations on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. All forward-looking statements in this handout are made as of today, based upon information known to management as of the date hereof. The Company assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.

UDR, Inc. (NYSE: UDR), has a demonstrated history of delivering superior and dependable returns by successfully managing, buying, selling, developing and redeveloping attractive real estate properties in targeted US markets. Fact Sheet November 2008 UDR's Strengths Solid portfolio concentrated in key markets, including newer assets in excellent locations with convenient access to employment centers, retail and other lifestyle/community amenities, and competitive price points, at a discount to the cost of home ownership Experienced operating team Track record of innovation, using Web-based technology to increase traffic& lower cost of sales Track record of successful redevelopment and ongoing investment to preserve/upgrade assets Strong balance sheet, with access to $600M untapped credit line, well-laddered debt maturity schedule and financial capacity to fund obligations through 2010 35-year track record of value creation Average Monthly Rent - UDR vs. Peers Portfolio Transformation $1.7B Portfolio Sale Closed March 3, 2008 Sold 25,684 homes in 86 communities $1.1B Acquisitions Purchased 4,728 homes in 14 communities Strengthened presence in key markets, including the DC Corridor and the Pacific Coast Current Portfolio 33,140 same-store homes 11,083 non-mature homes 2,321 homes in active development 684 homes under contract for purchase (pre-sale) 3Q08 average monthly income per home: $1,193 3Q08 occupancy - 95.1% Portfolio at a Glance YTD NOI, Percent of Total

Reinvest with exterior upgrades and interior renovations 11 communities completed - 3,510 homes $263M total net investment after redevelopment Total investment of $75,000 per home 2 communities underway - 598 Homes $29M budgeted cost - $67M total investment Average incremental investment of $48,185 per home. Redevelopment: Recent Community Acquisitions 4 6 5 4 9 Before After 10 Canopy Apartment Villas Orlando, FL Portfolio changes incorporate rigorous analysis to determine when and where we invest: Low home affordability index Favorable demographic trends High job growth Our success rests on the successful execution of four key strategies:

RE3, our subsidiary that focuses on development, land entitlement, zoning changes and short-term hold investments, is poised to capture superior returns through all market cycles. It gives us flexibility to act quickly when markets change. Vitruvian Park, TX Ashwood Commons Bellevue, WA Marina del Rey, CA Phoenix, AZ Houston, TX Ashwood Commons, WA RIACHI at One21, TX Vintage Lofts, FL Residences at Stadium Village, AZ Active Development Pipeline: Development Subject to Financing: In addition to the above, we have 3 development opportunities in Washington DC, Woodbridge, VA and Bellevue, WA consisting of 1,045 homes that will begin, subject to financing. Vintage Lofts, FL

Statements contained in this document, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the Company's use of words such as, "expects," "plans," "estimates," "projects," "intends," "believes," and similar expressions that do not relate to historical matters. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition and competitive pricing, acquisitions or new developments not achieving anticipated results, delays in completing developments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multi-family housing, expectations concerning development and redevelopment activities, expectations on occupancy levels, expectations concerning the Vitruvian Park project, including expectations that the Company will be able to secure one of more institutional investor-partners, expectations that automation will help grow net operating income, expectations on post-renovated stabilized annual operating income, exceptions on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. All forward-looking statements in this document are made as of today, based upon information known to management as of August 5, 2008. The Company assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized. Leverage operating, financial and investment platforms to attract a variety of low cost capital. Safe Harbor Grow net operating income through automation and efficiency. Creating an eBusiness Model Website ranked number one among peers by worldwide research firm. Best-in-Class features include: Mobile access for apartment search and reservations Content compatible with iPhone and iPod(r) Google mapping functionality Side-by-side apartment comparisons Geo-targeted localized content Launched website on MySpace Spanish version More than 1M unique visitors to UDR web site year to date 49% of YTD move-ins via Internet YTD '08 SS Community Results 4.1% revenue growth $1,193 average monthly revenue per occupied home at 9/30/2008 with 95.1% occupancy 1.7% expense growth 5.3% NOI growth 67.5% operating margin We have the financial capacity to fund our obligations through 2010. Since June 30, 2008 we have: Issued 8M shares of common stock at a price of $24.25 resulting in net proceeds of $185.3M Closed on $120M of construction loans for four communities: $100M for three communities at an average spread of 157 bps over 1 month LIBOR. $20M for another community at a fixed rate of 5.55%. Executed a term sheet with Fannie Mae on an expanded credit facility with a maximum commitment of $300M. Expected to provide initial loan advance of $225M, which will be used to prepay an existing $139M FNMA facility maturing in April 2010. New facility, which has a blended interest rate of 4.8%, will mature in 2018 and is scheduled to close by the end of November.

November 18, 2008 Hot Topics: Apartment Fundamentals Occupancy holding at 95% Revenue growth continues to moderate as economic conditions worsen Public REITs likely to outperform private operators Geographic diversity spreads opportunity and risk Northern California is strongest market UDR outperforming Southern California markets due to superior locations and right price point D.C. corridor should benefit from steady/growing base of government workers Florida markets struggle with over supply of housing and recent job losses Balance Sheet Strength - Liquidity As of December 31, we anticipate having access to $800M of undrawn lines of credit and cash No amounts currently outstanding on $600M unsecured credit facility Closed on $120M of construction loans since June 1 Raised $194M of common equity in October (issued 8M shares at $24.25 per share) Executed term sheet in November to expand FNMA credit facility to $300M with blended interest rate of 4.8% Initial loan of $225M will repay existing $139M FNMA facility maturing in April 2010 Expect to close facility by end of November 2009 Plan $95M of maturities is construction loan on new development in Marina del Rey which has an extension feature All other 2009 maturities are expected to be funded with the expanded FNMA facility and with proceeds from a $200M note due UDR from the March, 2008 portfolio sale We expect to end 2009 with no amounts drawn on our $600M unsecured credit facility 2010 Plan $139M of maturities will move to 2018 upon closing the new FNMA facility Balance of $408M could be fully funded with existing credit facility Will monitor markets to issue new debt or sell assets if/as opportunities arise Development - Active 2,321 homes under construction in 7 communities with budgeted cost of $342M. UDR's remaining equity contribution totals $19M. Pre-sale program includes 684 homes under construction in 2 communities with budgeted cost of $93M Development - Subject to Financing 1,045 homes ready to commence construction at budgeted cost of $269M when loans are secured Development - Future Opportunities Potential to increase density from 1,546 homes to 6,739 homes at 5 operating communities. We will continue to operate these communities, which produce $11M in annual NOI, until economic conditions are appropriate to begin construction. Potential to construct 505 homes on three parcels of entitled land in California

Top 5 Questions from Investors:

1. **What are your debt maturities and how will you fund them?**

Debt Maturities ($M)

	Secured	Unsecured	Total
2008	$ 2	$29	$ 31
2009	146	250	396
2010	257	290	547*

* *$408M after closing new FNMA facility*

2008: will be funded with available cash.
2009: $95M of maturities is a construction loan on new development in Marina del Rey which has an extension feature we intend to use. All other 2009 maturities are expected to be funded with the undrawn $175M of the expanded FNMA facility and with proceeds from a $200M note receivable to be collected mid 2009. We expect to end 2009 with no amounts drawn on our $600M unsecured credit facility.
2010: $139M of maturities will move to 2018 upon closing the new FNMA facility. We believe the balance of $408M can be fully funded with our existing credit facility, asset sales and the rollover of secured debt.

Will monitor markets to issue new debt and/or sell assets when/if opportunities arise

2. **What are your dividend plans?**

On November 12 we declared a regular quarterly dividend of $0.33 per share and a special dividend of $0.97 per share, based upon shares outstanding as of November 1, 2008, payable January 29, 2009.

Dividend policy is set by the Board and future payments will consider the soundness of the economy, the strength of apartment fundamentals and UDR's performance. We believe we have a strong balance sheet and a sound liquidity position.

3. **Have you changed development plans in light of economic uncertainty?**

No new development will commence until construction financing has been secured.
We will fund remaining equity contribution of $19M for active development of 2,321 homes for a total of $342M.
Two pre-sale developments for 684 homes at a budget of $93M are under contract for purchase at C.O. (certificate of occupancy), expected in late 2010.

4. **What is your view of 2009 revenue growth and NOI growth?**

We will give 2009 same store growth expectations in early February, 2009.
Generally speaking, we believe 2009 NOI growth for the apartment sector will be half of 2008's level.

5. **How do you expect specific markets to perform in 2009?**

Above average:	Seattle, Northern California (19.5% total NOI YTD)
Slightly above average:	D.C. Corridor (17.1% total NOI YTD)
Average:	Southern California, Texas (30.2% total NOI YTD)
Below average:	Florida, Phoenix (20.2% total NOI YTD)

UDR Opening doors to the future™
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